Exhibit 99.2

                                 [LOGO] ZARLINK
                                        SEMICONDUCTOR

                                  FORM OF PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  AND MANAGEMENT OF ZARLINK SEMICONDUCTOR INC.

                                        THE UNDERSIGNED  HEREBY APPOINTS PATRICK
                                        J. BROCKETT,  OR FAILING HIM,  DONALD G.
                                        MCINTYRE,   BOTH   OFFICERS  OF  ZARLINK
                                        SEMICONDUCTOR  INC. (THE "COMPANY"),  OR
                                        INSTEAD     OF     EITHER     OF    THEM
                                        ______________________  AS APPOINTEE FOR
                                        THE  UNDERSIGNED,   WITH  THE  POWER  TO
                                        APPOINT  HIS   SUBSTITUTE,   AND  HEREBY
                                        AUTHORIZES  SUCH PERSON TO REPRESENT AND
                                        TO  VOTE  AS  DESIGNATED  BELOW  ALL THE
                                        COMMON  SHARES  OF THE  COMPANY  HELD OF
                                        RECORD BY THE  UNDERSIGNED AT THE ANNUAL
                                        MEETING  OF  SHAREHOLDERS  TO BE HELD ON
                                        JULY 16,  2003,  OR ANY  ADJOURNMENT  OR
                                        ADJOURNMENTS   THEREOF,   IN  THE   SAME
                                        MANNER,  TO THE SAME EXTENT AND WITH THE
                                        SAME  POWERS AS IF THE  UNDERSIGNED  WAS
                                        PERSONALLY  PRESENT AT THE SAID  MEETING
                                        OR ANY ADJOURNMENT THEREOF.

                                        SHAREHOLDERS HAVE THE RIGHT TO APPOINT A
                                        PERSON  (WHO NEED NOT BE A  SHAREHOLDER)
                                        TO ATTEND  AND ACT FOR THEM AND ON THEIR
                                        BEHALF   OTHER   THAN   THE   APPOINTEES
                                        DESIGNATED  ABOVE AND MAY EXERCISE  SUCH
                                        RIGHT  BY  INSERTING  THE  NAME OF THEIR
                                        APPOINTEE  IN THE BLANK  SPACE  PROVIDED
                                        FOR THAT PURPOSE.


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      THE SAID APPOINTEE IS SPECIFICALLY DIRECTED TO:

1.    ELECTION OF DIRECTORS

      [ ] VOTE FOR               [ ] WITHHOLD VOTE

2.    APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS

      [ ] VOTE FOR               [ ] WITHHOLD VOTE


AT THEIR DISCRETION, THE OFFICERS OR OTHER PROXYHOLDER NAMED IN THIS FORM OF PROXY ARE AUTHORIZED TO VOTE AND ACT IN THEIR DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS REFERRED TO IN THE NOTICE OF THE MEETING AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THE OFFICERS NAMED IN THIS PROXY ARE APPOINTED BY THE UNDERSIGNED AND NO DIRECTION IS MADE, SUCH OFFICERS WILL VOTE IN RESPECT OF OR VOTE FOR PROPOSALS 1 AND 2. IF A PERSON, OTHER THAN THE OFFICERS NAMED, IS APPOINTED AND NO DIRECTION IS MADE, SUCH PERSON MAY VOTE SUCH SHARES AT HIS DISCRETION.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS FORM. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATED THIS ____________ DAY OF _______________________________________ , 2003.

SIGNATURE  ___________________________________________________________
              (COMPANIES AND INSTITUTIONS ARE REQUESTED TO ATTACH
                 A CERTIFIED RESOLUTION AUTHORIZING SIGNATURE.)

SIGNATURE __________________________________________
              (IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM OF PROXY PROMPTLY EITHER BY USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TRANSMISSION TO COMPUTERSHARE TRUST COMPANY OF CANADA, FACSIMILE NUMBER (416) 981-9800, AT ANY TIME UP TO AND
INCLUDING THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF. IF NOT DATED, THIS PROXY IS DEEMED TO BEAR THE DATE ON WHICH IT WAS MAILED BY THE PERSON MAKING THE SOLICITATION.